UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2013

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on August 1, 2012, Hologic, Inc. (“Hologic” or the “Company”) completed a private placement of $1.0 billion aggregate principal amount of its 6.25% senior notes due 2020 (the “Senior Notes”) pursuant to the terms of an indenture (the “Indenture”) among the Company, the guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The Senior Notes were not registered under the Securities Act of 1933, as amended, or any state securities laws, and were offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act.

In connection with the issuance of the Senior Notes, the Company and the Guarantors entered into an exchange and registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Senior Notes. Pursuant to the terms of the Registration Rights Agreement, the Company and the Guarantors agreed to (i) file a registration statement (the “Exchange Offer Registration Statement”) covering an offer to exchange the Senior Notes for a new issue of identical exchange notes registered under the Securities Act on or before 180 days from August 1, 2012, (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective, and (iii) use commercially reasonable efforts to complete the exchange prior to 270 days after August 1, 2012.

Each of the material domestic direct and indirect wholly-owned subsidiaries of the Company (the “Subsidiary Guarantors”) has fully and unconditionally guaranteed, on a joint and several basis, to pay principal, premium and interest with respect to the Senior Notes. Each of the Subsidiary Guarantors is “100% owned” as defined by Rule 3-10(h)(1) of Regulation S-X.

In connection with the filing of the Exchange Offer Registration Statement, the following audited financial statements included in Hologic’s Annual Report on Form 10-K for the fiscal year ended September 29, 2012 (the “Form 10-K”) and Hologic’s Current Report on Form 8-K filed August 1, 2012 (the “Form 8-K”) are being updated to provide financial footnotes related to the Subsidiary Guarantors:

•	Audited consolidated financial statements of Hologic, Inc. as of September 29, 2012 and September 24, 2011 and for the years ended September 29, 2012, September 24, 2011 and September 25, 2010; and

•	Audited consolidated financial statements of Gen-Probe Incorporated as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011.

In addition, we are providing:

•	Unaudited consolidated financial statements of Gen-Probe Incorporated as of and for the six months ended June 30, 2012; and

•	Our ratio of earnings to fixed charges for the periods presented in the Form 10-K and on a pro forma basis for the year ended September 29, 2012.

The information contained herein is not an amendment to or restatement of either the Form 10-K or the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Hologic, Inc.

99.2	Audited consolidated financial statements of Gen-Probe Incorporated.

99.3	Unaudited consolidated financial statements of Gen-Probe Incorporated.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2013	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Hologic, Inc.

99.2	Audited consolidated financial statements of Gen-Probe Incorporated.

99.3	Unaudited consolidated financial statements of Gen-Probe Incorporated.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.